Exhibit 10.6

SECOND AMENDMENT TO GROUND LEASE AGREEMENT
DATED NOVEMBER 16, 2021

THIS SECOND AMENDMENT TO GROUND LEASE AGREEMENT DATED NOVEMBER 21, 2021 (“Second Amendment”), is made effective the  10th day of April, 2025 (“Effective Date”), by and between THE SALVATION ARMY, A GEORGIA CORPORATION (“Landlord”), and IMPOSSIBLE MATH, LLC, a Texas limited liability company (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into the Ground Lease Agreement dated November 16, 2021 (“Original Agreement”) and First Amendment (“First Amendment”) dated March 1st, 2023; and

WHEREAS, Landlord and Tenant now wish to amend the Original Agreement pursuant to this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Original Agreement is hereby amended as follows:

1.The foregoing recitals are incorporated herein by reference. Capitalized and defined terms used in this Second Amendment shall have the same meanings as those ascribed to them in the Original Agreement and First Amendment unless the context clearly requires otherwise. In the event that the terms of this Second Amendment conflict with the terms of the Original Agreement or First Amendment, the terms of this Second Amendment shall control. After this Second Amendment becomes effective, all references to the “Ground Lease Agreement dated November 16, 2021” shall mean the Original Agreement as amended by the First Amendment and this Second Amendment.
2.The terms of this Second Amendment shall be effective as of the Effective Date.
3.Landlord and Tenant hereby agree that the Original Agreement is hereby amended by this Second Amendment.
4.Paragraph 2.1 Term of Lease, as provided in the Original Agreement is hereby amended to read: “Term of Lease. The term of this Lease shall commence upon the Effective Date for an initial term of five (5) years (“Initial Term”) with four (4) automatic ten-year renewal terms (each a “Renewal Term”). After the expiration of the Initial Term and first Renewal Term, either party may terminate this Lease by sending written notice to the other party one hundred eighty (180) days prior to the expiration of the then-current Renewal Term (the Initial Term and all Renewal Terms are collectively the “Term”). After the expiration of the fourth automatic Renewal Term, the Term shall renew for additional ten-year periods upon mutual agreement of the parties.”

SECOND AMENDMENT TO GROUND LEASE

AGREEMENT DATED NOVEMBER 16, 2021 - Page 1 of 2

5.Paragraph 2.3 Termination Right, as provided in the Original Agreement is hereby deleted in its entirety and shall be of no further force or effect.
6.Paragraph 3.2 Revenue Sharing; No Rent, as provided in the Original Agreement and amended in the First Amendment is further amended in this Second Amendment to increase the quarterly minimum to $125,000, with quarterly payments adjusted upward annually at the beginning of each calendar year based on the Consumer Price Index for All Urban Consumers (All Items U.S. City Average 1982-84 equals 100), published by the Bureau of Labor Statistics, United States Department of Labor. The following is a current link to the aforementioned index: (https://www.bls.gov/news.release/cpi.t04.htm) Table 4. Consumer Price Index for All Urban Consumers (CPI-U): Selected areas, all items index - 2025 M02 Results -last updated in February 2025.
7.This Second Amendment may be executed in any number of identical counterparts, each of which for all purposes shall be deemed an original document and all of which together shall constitute but one and the same document.
8.Except as hereinabove set forth, all other terms and conditions of the Original Agreement and First Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the Effective

Date.

THE SALVATION ARMY, A GEORGIA
CORPORATION:

Signature:	/s/ Kelly Igleheart
Printed Name:	Commissioner Kelly Igleheart
Date:	4/10/2025

IMPOSSIBLE MATH, LLC, a Texas
limited liability company:

Signature:	/s/ JD Larsen
Printed Name:	JD Larsen
Date:	4/14/2025

SECOND AMENDMENT TO GROUND LEASE

AGREEMENT DATED NOVEMBER 16, 2021 - Page 2 of 2